THIS SECURITIES ISSUABLE UPON EXERCISE OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDER SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

ISSUANCE OF COMMON STOCK

OF

CYBERDEFENDER CORPORATION

Date of Issuance: July 11, 2006

CyberDefender Corporation, a California corporation (the "Company"), hereby certifies that for services rendered and to be rendered, ARC Investment Partners, LLC (including any successors and assigns, "Holder") located at 9440 S. Santa Monica Blvd., Suite 400, Beverly Hills, CA 90210, is entitled, subject to the terms set forth below, to receive from the Company (including any corporation which shall succeed to or assume the obligations of the Company hereunder) common stock (the "Common Stock") that when issued, will represent 4.0% of the Fully Diluted Equity (as defined below) of the Company after giving effect to its reverse split and financing contemplated to be completed before September 30, 2006. As used in this Agreement, the term "Fully Diluted Equity" of the Company shall mean the sum of (a) the number of shares of Common Stock issued and outstanding as of the date of this Agreement, (b) assuming the full vesting and exercise of all options and warrants granted or issued by the Company outstanding as of the date of this Agreement to acquire shares of its Common Stock and (c) assuming the exercise of all convertible debt and warrants issued in CyberDefender's contemplated financing to be completed before September 30, 2006, but (d) before the issuance of new management stock options issued in connection with this financing.

1. Delivery on Execution. As soon as practicable after the execution of this Agreement, the Company will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of whole shares of Common Stock to which the Holder shall be entitled as defined in the introductory paragraph immediately above.

2. Shares To Be Fully Paid: Reservation Of Shares. The Company covenants and agrees that all shares of Common Stock which will be issued upon the execution of this Agreement, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any

domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to issuance.

3. Registration Rights. The Holder of this Common Stock is entitled to the following registration rights:

3.1 Demand Registration. At any time and from time to time after the Date of Issuance Holders may make a written demand for the filing of a registration statement (a "Demand Registration") under the Securities Act of 1933, as amended (the "Act") registering all or part of the shares of Common Stock issuable upon execution of this Agreement (the "Registrable Securities"). Any request for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder's Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a "Demanding Holder") shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration. The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration, prepare and file with the Securities and Exchange Commission (the "SEC") a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable. The Company shall not be obligated to effect more than two (2) Demand Registrations in respect of Registrable Securities. Demanding Holders will have subordinate Demand Registration rights to the demand rights of the investors in the Company's financing contemplated to be completed between July 15 and September 30 of 2006 (the "Contemplated Financing"). However, the investors in the Contemplated Financing will allow the Company to use its best efforts to register the Demanding Holder's securities on the same registration statement as that used to register the securities issued in the Contemplated Financing.

3.2 Piggyback Registration Rights. Subject to Section 3.1, at any time after the Date of Issuance, if the Company shall determine to proceed with the preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Holders or their nominees. Upon the written request from the Holders, within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the "Requested Stock") held by the Holders making such request (the "Requesting Holders") to be included in such registration statement (each, a "Piggy-Back Registration). Requesting Holders will have subordinate registration rights to the demand rights of any investors and at the Company's sole discretion (if no underwriter shall be involved), may be partially, on a pro rata basis among the Requesting Holders, or wholly excluded from a registration statement. If the Piggy-Back Registration shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the

shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter.

3.3 Registration Procedures. To the extent required by Sections 3.1 or 3.2, the Company will: (a) prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three (3) years from the effective date; (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three (3) years from the effective date; (c) furnish to the holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities; (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; (e) notify the holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; (f) notify the holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; (g) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and (h) advise the holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued. The Holders shall cooperate with the Company in providing the information necessary to effect the registration of the Registrable Securities, including completion of customary questionnaires.

3.4 Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 3.1, any Piggy-Back Registration pursuant to Section 3.2, whether or not the Registration Statement becomes effective, including, without limitation: (a) all registration and filing fees; (b) fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (e) the fees and expenses incurred in connection with the exchange listing of the Registrable Securities; (f) National Association of Securities Dealers, Inc. fees, if any; (g) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the

delivery of any opinions or comfort letters); (h) the fees and expenses of any special experts retained by the Company in connection with such registration and (i) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

4. Miscellaneous.

4.1 Lockup/Leakout. The Holder of this Common Stock will be subject to the same Lockup/Leakout agreement on this Common Stock as the existing $1.275 million convertible loan bridge investors (the "Bridge Investors") are bound.

4.2 Additional Services. In consideration for this Common Stock, ARC Investment Partners has provided numerous services to the Company and agrees to provide continued introductions to (i) potential Board of Directors members and (ii) market makers, investor relations firms and other relationships reasonably requested by the Company for a period of one (1) year following the receipt of the Common Stock.

4.3 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or on a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

4.4 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

IN WITNESS WHEREOF, CyberDefender Corporation caused this Agreement to be executed by its officer thereunto duly authorized.

CYBERDEFENDER CORPORATION

By: ______________________

Name: Gary Guseinov

Title: Chief Executive Officer